                                                                   EXHIBIT 10.17

                             STOCKHOLDERS' AGREEMENT


                  This Stockholders' Agreement is made as of the 11th day of January, 2001 by and among m-Wise, Inc., a Delaware corporation (the "Company"), the investors listed on Schedule A hereto (each, a "Series A Investor" and collectively, the "Series A Investors"), the investors listed on Schedule B hereto (or any subsidiary thereof, any entity into which any such investor shall merge or any subsidiary of such entity) (each, a "Series B Investor" and collectively, the "Series B Investors"), Proton Marketing Associates LLC, Putchkon.com LLC, Chinese Whispers LLC and Ogen LLC (each, a "Founder" and collectively, the "Founders"), each of which owns the number of shares set forth opposite its name on Schedule C hereto, and the stockholders listed on Schedule D hereto (the "Other Stockholders"). The Founders, the Other Stockholders, the Series A Investors and the Series B Investors shall be referred to collectively herein as the "Stockholders."

                  WHEREAS, the Series A Investors possess certain first refusal, co-sale, bring-along and board representation rights pursuant to a Subscription Agreement dated as of April 12, 2000, as amended, among the Company and the Series A Investors (the "Subscription Agreement") and as set forth in the Certificate of Designation, Preferences and Rights of the Series A Preferred Stock, par value $0.01 per share (the "Series A Preferred Stock"), of the Company;

                  WHEREAS, pursuant to a waiver and termination agreement dated as of the date hereof (the "Waiver"), the Series A Investors have agreed, among other things, to terminate such rights under the Subscription Agreement and as set forth in the Certificate of Designation, Preferences and Rights of the Series A Preferred Stock, and to accept the rights created pursuant hereto in lieu thereof;

                  WHEREAS, the Series A Investors are the beneficial owners of the number of shares of Series A Preferred Stock and warrants to purchase shares of Series A Preferred Stock of the Company set forth opposite their names on Schedule A attached hereto;

                  WHEREAS, the Company and the Series B Investors are parties to a Purchase Agreement of even date herewith (the "Purchase Agreement"), pursuant to which the Series B Investors are purchasing shares of Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred Stock") of the Company and warrants to purchase shares of Series B Preferred Stock, in the amounts and for the aggregate exercise price set forth opposite their names on Schedule B attached hereto;

                  WHEREAS, the Founders are the beneficial owners of the number of shares of Common Stock of the Company set forth opposite their names on Schedule C attached hereto;

                  WHEREAS, the Other Stockholders are the beneficial owners of the number of shares of Common Stock of the Company set forth opposite their names on Schedule D attached hereto; and

                  WHEREAS, it is a condition precedent to the transactions contemplated by the Purchase Agreement that the Company, the Founders, the Other Stockholders, the Series A Investors and the Series B Investors enter into this agreement;

                  NOW, THEREFORE, in consideration of the mutual covenants set forth herein, the parties agree as follows:

                  1. Definitions.

                       (a) "Common Stock" shall mean the Company's Common Stock, including, without limitation, shares of Common Stock issued or issuable upon conversion of (i) the Company's Preferred Stock or (ii) any other security convertible into shares of the Company's Common Stock.

                       (b) "Founder Stock" shall mean shares of the Company's Common Stock now owned or subsequently acquired by the Founders.

                       (c) "Preferred Stock" shall mean the Company's outstanding Series A Preferred Stock and Series B Preferred Stock.

                       (d) "Investor Stock" shall mean shares of the Company's Common Stock and Preferred Stock now owned or subsequently acquired by the Series A Investors and the Series B Investors.

                       (e) "Preferred Stockholder" shall mean the holders of the Company's Preferred Stock.

                  2. Restrictions on Transfer. None of the Founders, the Other Stockholders, the Series A Investors or the Series B Investors will sell, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of in any way ("Transfer"), all or any part of or any interest in the Founder Stock, Common Stock or Investor Stock, as the case may be, now or hereafter owned or held by any of them in violation of the terms of this Agreement. Any Transfer of Founder Stock, Common Stock or Investor Stock not made in conformance with this Agreement shall be null and void, shall not be recorded on the books of the Company and shall not be recognized by the Company.

                  3. Sales by Founders.

                       (a) Restrictions. None of the Founders shall Transfer any shares of Founder Stock prior to January 11, 2005, except as specifically provided for in Section 8, without the prior written consent of the holders of at least a majority of the Series B Preferred Stock; provided, however, that each of the Founders may Transfer (i) at any time after January 11, 2003 and prior to January 11, 2005, a number of shares of Founder Stock not in excess of ten percent (10%) of the number of shares set forth opposite its name on Schedule C and (ii) at any time after January 11, 2004 and prior to January 11, 2005, an additional number of shares of Founder Stock not in excess of the sum of (A) fifteen percent (15%) of the number of shares set forth opposite its name on Schedule C and (B) such number of shares of Founder Stock permitted to be Transferred pursuant to clause (i) above and not so Transferred. Any Transfers made by the Founders pursuant to this Section 3(a) shall be subject to the remaining terms and conditions of this Agreement.

                       (b) Series B Right of First Refusal.
                           --------------------------------

                           (i) If a Founder proposes to Transfer any shares of
Founder Stock, whether prior to January 11, 2005 in accordance with Section 3(a) or thereafter, then such Founder shall offer such shares first to the Series B Investors, by sending written notice (the "Notice") to the Series B Investors, with a copy to the Company and the Series A Investors, which shall state (A) the number of shares proposed to be Transferred (the "Offered Stock"), (B) the identity of the proposed transferee ("Third Party Purchaser"), (C) the proposed purchase price per share offered by the Third Party Purchaser (the "Offer Price"), and (D) the material terms and conditions upon which the proposed Transfer is to be made. Upon delivery of the Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

                           (ii) The Series B Investors may elect, by written
notice to the Founder and the Company delivered within fifteen (15) days after the giving of the Notice pursuant to Section 3(b)(i) (the "Series B Notice Period"), to purchase any or all of the Offered Stock at a purchase price equal to the Offer Price and upon the terms and subject to the conditions set forth in the Notice (the "Series B Option"). Each Series B Investor shall have the right to purchase that percentage of the Offered Stock determined by dividing (A) the total number of shares of Investor Stock then owned by such Series B Investor by
(B) the total number of shares of Investor Stock then owned by all Series B Investors (in each case, calculated on an as converted to Common Stock basis). The Company shall, within five (5) days of the expiration of the Series B Notice Period, provide written notice to the fully participating Series B Investors indicating the number of shares of Offered Stock not elected to be purchased by the other Series B Investors (the "Company B Option Notice"). If any Series B Investor does not fully subscribe for the number of shares of Offered Stock such Series B Investor is entitled to purchase, then each other fully participating Series B Investor may elect by written notice delivered to the Founder and the Company within five (5) days of delivery of the Company B Option Notice to purchase that percentage of the remaining Offered Stock not so subscribed for determined by dividing (x) the total number of shares of Investor Stock then owned by such fully participating Series B Investor by (y) the total number of shares of Investor Stock then owned by all fully participating Series B Investors who elected to purchase the remaining Offered Stock (in each case, calculated on an as converted to Common Stock basis).

                           (iii) The failure of a Series B Investor to respond
within the Series B Notice Period to the Founder and the Company shall be deemed to be a waiver of such Series B Investor's rights under this Section 3(b), provided that each Series B Investor may waive its rights under this Section 3(b) prior to the expiration of the Series B Notice Period by giving written notice to the Founder and the Company.

                       (c) Series A Right of First Refusal.
                           --------------------------------

                           (i) The Company shall within five (5) days of the
expiration of the last applicable time period set forth in Section 3(b)(ii) above provide notice to the Series A Investors of the number of shares of Offered Stock, if any, that the Series B Investors did not elect to purchase. The Series A Investors may elect within fifteen (15) days after delivery of such notice (the "Series A Notice Period") to purchase any or all of the remaining Offered Stock at a purchase price equal to the Offer Price and upon the terms and subject to the conditions set forth in the Notice (the "Series A Option"). Each such Series A Investor shall have the right to purchase that percentage of the remaining Offered Stock determined by dividing (x) the total number of shares of Investor Stock then owned by such Series A Investor by (y) the total number of shares of Investor Stock then owned by all Series A Investors (in each case, calculated on an as converted to Common Stock basis). The Company shall, within five (5) days of the expiration of the Series A Notice Period, provide written notice to the fully participating Series A Investors indicating the number of shares of Offered Stock not elected to be purchased by the other Series A Investors (the "Company A Option Notice"). If any Series A Investor does not fully subscribe for the number of shares of Offered Stock such Series A Investor is entitled to purchase, then each other fully participating Series A Investor may elect by written notice delivered to the Founder and the Company within five (5) days of delivery of the Company A Option Notice to purchase that percentage of the remaining Offered Stock not so subscribed for determined by dividing (I) the total number of shares of Investor Stock then owned by such fully participating Series A Investor by (II) the total number of shares of Investor Stock then owned by all fully participating Series A Investors who elected to purchase the remaining Offered Stock (in each case, calculated on an as converted to Common Stock basis).

                           (ii) The failure of a Series A Investor to respond
within the Series A Notice Period to the Founder and the Company shall be deemed to be a waiver of such Series A Investor's rights under this Section 3(c), provided that each Series A Investor may waive its rights under this Section 3(c) prior to the expiration of the Series A Notice Period by giving written notice to the Founder and the Company.

                       (d) Settlement.
                           -----------

                           (i) The Closing of the Offered Stock to be purchased
by the Series B Investors and/or the Series A Investors shall be completed within thirty (30) days of the expiration of the last applicable notice period set forth in Sections 3(b) or (c), as applicable.

                           (ii) Unless the Series B Investors or the Series A
Investors shall have purchased all of the Offered Stock pursuant to Sections 3(b) or (c), as applicable, the Founder may, subject to Section 3(e), sell the Offered Stock to a Third Party Purchaser on the terms and subject to the conditions set forth in the Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within sixty (60) days of the earliest to occur of (A) the waiver by the Series B Investors and the Series A Investors of their options to purchase the Offered Stock or (B) the expiration of the Series A Notice Period or (C) the expiration of the time period set forth in Section 3(d)(i) without the closing of the purchase of the Offered Stock having taken place due to failure by the Series A Investors and/or Series B Investors to close (the earliest of such dates being referred to herein as the "Contract Date"); and provided further, that such sale shall not be consummated unless and until all of the following conditions are met:

                           (a) The Founder shall deliver to the Company a certificate of a Third Party Purchaser stating that (x) such Third Party Purchaser is aware of the rights of the Series B Investors and the Series A Investors contained in this Section 3 and (y) prior to the purchase by such Third Party Purchaser of any of such Offered Stock, such Third Party Purchaser shall become a party to this Agreement and agree to be bound by the terms and conditions hereof; and

                           (b) The consummation of such sale to a Third Party Purchaser shall not be subject to any conditions (other than necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act), except that it may be conditioned upon the truth as of the closing of the proposed purchase of customary representations and warranties and the delivery of stock certificates and a customary legal opinion.

                           (iii) If such sale is not consummated within sixty
(60) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no Transfer of such Offered Stock may be made thereafter by the Founder without again offering the same to the Series B Investors and the Series A Investors in accordance with this Section 3.

                       (e) Co-Sale Right.
                           --------------

                           (i) If a Founder is Transferring stock to a Third
Party Purchaser pursuant to Section 3(d)(ii), then each Preferred Stockholder that has not exercised the Series B Option or the Series A Option, as applicable, shall have the right, exercisable upon written notice to such Founder within thirty (30) days after receipt of the Notice, to participate in such sale of Founder Stock on the same terms and conditions. To the extent one or more of the Preferred Stockholders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Founder Stock that the Founder may sell in the transaction shall be correspondingly reduced.

                           (ii) Each Preferred Stockholder may sell all or any
part of that number of shares of Investor Stock equal to the product obtained by multiplying (A) the aggregate number of shares of Founder Stock covered by the Notice by (B) a fraction, the numerator of which is the number of shares of Investor Stock owned by the Preferred Stockholder at the time of the Transfer and the denominator of which is the total number of shares of Investor Stock owned by all the Preferred Stockholders at the time of the Transfer (in each case, calculated on an as converted to Common Stock basis).

                           (iii) If any Preferred Stockholder fails to elect to
fully participate in such Founder's sale pursuant to this Section 3(e), the Founder shall give notice of such failure to the Preferred Stockholders who did so elect (the "Participants"). The Participants shall have five days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, a Participant's pro rata share shall be the ratio of (x) the number of shares of Investor Stock held by such Participant to (y) the total number of shares of Investor Stock held by all the Participants (in each case, calculated on an as converted to Common Stock basis).

                           (iv) The exercise or non-exercise of the rights of
the Participants hereunder to participate in one or more sales of Founder Stock made by the Founder shall not adversely affect their rights to participate in subsequent sales of Founder Stock subject to this Section 3.

                           (v) In the event the Founder has not sold the Founder
Stock subject to the aforementioned provisions within the time period specified in Section 3(d)(ii), the Founder shall not thereafter sell any Founder Stock subject to the provisions of this Agreement without again being subject to the rights of the Stockholders as here prescribed.

                  4. Sales by the Other Stockholders.

                       (a) Series B Right of First Refusal.

                           (i) If an Other Stockholder proposes to Transfer any
shares of Common Stock, then such Other Stockholder shall offer such shares first to the Series B Investors, by sending written notice (the "Notice") to the Series B Investors, with a copy to the Company and the Series A Investors, which shall state (A) the number of shares proposed to be Transferred (the "Offered Stock"), (B) the identity of the proposed transferee ("Third Party Purchaser"),
(C) the proposed purchase price per share offered by the Third Party Purchaser (the "Offer Price"), and (D) the material terms and conditions upon which the proposed Transfer is to be made. Upon delivery of the Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

                           (ii) The Series B Investors may elect, by written
notice to the Other Stockholder and the Company delivered within fifteen (15) days after the giving of the Notice pursuant to Section 4(a)(i) (the "Series B Notice Period"), to purchase any or all of the Offered Stock at a purchase price equal to the Offer Price and upon the terms and subject to the conditions set forth in the Notice (the "Series B Option"). Each Series B Investor shall have the right to purchase that percentage of the Offered Stock determined by dividing (A) the total number of shares of Investor Stock then owned by such Series B Investor by (B) the total number of shares of Investor Stock then owned by all Series B Investors (in each case, calculated on an as converted to Common Stock basis). The Company shall, within five (5) days of the expiration of the Series B Notice Period, provide written notice to the fully participating Series B Investors indicating the number of shares of Offered Stock not elected to be purchased by the other Series B Investors (the "Company B Option Notice"). If any Series B Investor does not fully subscribe for the number of shares of Offered Stock such Series B Investor is entitled to purchase, then each other fully participating Series B Investor may elect by written notice delivered to the Other Stockholder and the Company within five (5) days of delivery of the Company B Option Notice to purchase that percentage of the remaining Offered Stock not so subscribed for determined by dividing (x) the total number of shares of Investor Stock then owned by such fully participating Series B Investor by (y) the total number of shares of Investor Stock then owned by all fully participating Series B Investors who elected to purchase the remaining Offered Stock (in each case, calculated on an as converted to Common Stock basis).

                           (iii) The failure of a Series B Investor to respond
within the Series B Notice Period to the Other Stockholder and the Company shall be deemed to be a waiver of such Series B Investor's rights under this Section 4(a), provided that each Series B Investor may waive its rights under this
Section 4(a) prior to the expiration of the Series B Notice Period by giving written notice to the Other Stockholder and the Company.

                       (b) Series A Right of First Refusal.
                           --------------------------------

                           (i) The Company shall within five (5) days of the
expiration of the last applicable time period set forth in Section 4(a)(ii) above provide notice to the Series A Investors of the number of shares of Offered Stock, if any, that the Series B Investors did not elect to purchase. The Series A Investors may elect within fifteen (15) days after delivery of such notice (the "Series A Notice Period") to purchase any or all of the remaining Offered Stock at a purchase price equal to the Offer Price and upon the terms and subject to the conditions set forth in the Notice (the "Series A Option"). Each such Series A Investor shall have the right to purchase that percentage of the remaining Offered Stock determined by dividing (x) the total number of shares of Investor Stock then owned by such Series A Investor by (y) the total number of shares of Investor Stock then owned by all Series A Investors (in each case, calculated on an as converted to Common Stock basis). The Company shall, within five (5) days of the expiration of the Series A Notice Period, provide written notice to the fully participating Series A Investors indicating the number of shares of Offered Stock not elected to be purchased by the other Series A Investors (the "Company A Option Notice"). If any Series A Investor does not fully subscribe for the number of shares of Offered Stock such Series A Investor is entitled to purchase, then each other fully participating Series A Investor may elect by written notice delivered to the Other Stockholder and the Company within five (5) days of delivery of the Company A Option Notice to purchase that percentage of the remaining Offered Stock not so subscribed for determined by dividing (I) the total number of shares of Investor Stock then owned by such fully participating Series A Investor by (II) the total number of shares of Investor Stock then owned by all fully participating Series A Investors who elected to purchase the remaining Offered Stock (in each case, calculated on an as converted to Common Stock basis).

                           (ii) The failure of a Series A Investor to respond
within the Series A Notice Period to the Other Stockholder and the Company shall be deemed to be a waiver of such Series A Investor's rights under this Section 4(b), provided that each Series A Investor may waive its rights under this
Section 4(b) prior to the expiration of the Series A Notice Period by giving written notice to the Other Stockholder and the Company.

                       (c) Settlement.
                           -----------

                           (i) The Closing of the Offered Stock to be purchased
by the Series B Investors and/or the Series A Investors shall be completed within thirty (30) days of the expiration of the last applicable notice period set forth in Sections 4(a) or (b), as applicable.

                           (ii) Unless the Series B Investors or the Series A
Investors shall have purchased all of the Offered Stock pursuant to Sections 4(a) or (b), as applicable, the Other Stockholder may sell the Offered Stock to a Third Party Purchaser on the terms and subject to the conditions set forth in the Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within sixty (60) days of the earliest to occur of (A) the waiver by the Series B Investors and the Series A Investors of their options to purchase the Offered Stock or (B) the expiration of the Series A Notice Period or (C) the expiration of the time period set forth in Section 4(c)(i) without the closing of the purchase of the Offered Stock having taken place due to failure by the Series B Investors and/or the Series A Investors to close (the earliest of such dates being referred to herein as the "Contract Date"); and provided further, that such sale shall not be consummated unless and until all of the following conditions are met:

                           (a) The Other Stockholder shall deliver to the Company a certificate of a Third Party Purchaser stating that (x) such Third Party Purchaser is aware of the rights of the Series B Investors and the Series A Investors contained in this Section 4 and
                                    (y) prior to the purchase by such Third
                                    Party Purchaser of any of such Offered
                                    Stock, such Third Party Purchaser shall
                                    become a party to this Agreement and agree to be bound by the terms and conditions hereof; and

                           (b) The consummation of such sale to a Third Party Purchaser shall not be subject to any conditions (other than necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act), except that it may be conditioned upon the truth as of the closing of the proposed purchase of customary representations and warranties and the delivery of stock certificates and a customary legal opinion.

                           (iii) If such sale is not consummated within sixty
(60) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no Transfer of such Offered Stock may be made thereafter by the Other Stockholder without again offering the same to the Series B Investors and the Series A Investors in accordance with this
Section 4.

                  5. Sales by Series A Investors.

                       (a) Series B Right of First Refusal.
                           --------------------------------

                           (i) If a Series A Investor proposes to Transfer any
shares of Preferred Stock, other than pursuant to Section 3(e) or 5(d), then such Series A Investor shall offer such shares first to the Series B Investors, by sending written notice (the "Notice") to the Series B Investors, with a copy to the Company and the other Series A Investors, which shall state (A) the number of shares proposed to be Transferred (the "Offered Stock"), (B) the identity of the proposed transferee ("Third Party Purchaser"), (C) the proposed purchase price per share offered by the Third Party Purchaser (the "Offer Price"), and (D) the material terms and conditions upon which the proposed Transfer is to be made. Upon delivery of the Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

                           (ii) The Series B Investors may elect, by written
notice to the Series A Investor and the Company delivered within fifteen (15) days after the giving of the Notice pursuant to Section 5(a)(i) (the "Series B Notice Period"), to purchase any or all of the Offered Stock at a purchase price equal to the Offer Price and upon the terms and subject to the conditions set forth in the Notice (the "Series B Option"). Each Series B Investor shall have the right to purchase that percentage of the Offered Stock determined by dividing (A) the total number of shares of Investor Stock then owned by such Series B Investor by (B) the total number of shares of Investor Stock then owned by all Series B Investors (in each case, calculated on an as converted to Common Stock basis). The Company shall, within five (5) days of the expiration of the Series B Notice Period, provide written notice to the fully participating Series B Investors indicating the number of shares of Offered Stock not elected to be purchased by the other Series B Investors (the "Company B Option Notice"). If any Series B Investor does not fully subscribe for the number of shares of Offered Stock such Series B Investor is entitled to purchase, then each other fully participating Series B Investor may elect by written notice delivered to the Preferred Stockholder and the Company within five (5) days of delivery of the Company B Option Notice to purchase that percentage of the remaining Offered Stock not so subscribed for determined by dividing (x) the total number of shares of Investor Stock then owned by such fully participating Series B Investor by (y) the total number of shares of Investor Stock then owned by all fully participating Series B Investors who elected to purchase the remaining Offered Stock (in each case, on an as converted to Common Stock basis).

                           (iii) The failure of a Series B Investor to respond
within the Series B Notice Period to the Series A Investor and the Company shall be deemed to be a waiver of such Series B Investor's rights under this Section 5(a), provided that each Series B Investor may waive its rights under this
Section 5(a) prior to the expiration of the Series B Notice Period by giving written notice to the Series A Investor and the Company.

                       (b) Series A Right of First Refusal.
                           --------------------------------

                           (i) The Company shall within five (5) days of the
expiration of the last applicable time period set forth in Section 5(a)(ii) above provide notice to the other Series A Investors of the number of shares of Offered Stock, if any, that the Series B Investors did not elect to purchase. The other Series A Investors may elect within fifteen (15) days after delivery of such notice (the "Series A Notice Period") to purchase any or all of the remaining Offered Stock at a purchase price equal to the Offer Price and upon the terms and subject to the conditions set forth in the Notice (the "Series A Option"). Each such Series A Investor shall have the right to purchase that percentage of the remaining Offered Stock determined by dividing (x) the total number of shares of Investor Stock then owned by such Series A Investor by (y) the total number of shares of Investor Stock then owned by all Series A Investors (in each case, calculated on an as converted to Common Stock basis). The Company shall, within five (5) days of the expiration of the Series A Notice Period, provide written notice to the fully participating Series A Investors indicating the number of shares of Offered Stock not elected to be purchased by the other Series A Investors (the "Company A Option Notice"). If any Series A Investor does not fully subscribe for the number of shares of Offered Stock such Series A Investor is entitled to purchase, then each other fully participating Series A Investor may elect by written notice delivered to the transferring Series A Investor and the Company within five (5) days of delivery of the Company A Option Notice to purchase that percentage of the remaining Offered Stock not so subscribed for determined by dividing (I) the total number of shares of Investor Stock then owned by such fully participating Series A Investor by (II) the total number of shares of Investor Stock then owned by all fully participating Series A Investors who elected to purchase the remaining Offered Stock (in each case, calculated on an as converted to Common Stock basis).

                           (ii) The failure of a Series A Investor to respond
within the Series A Notice Period to the transferring Series A Investor and the Company shall be deemed to be a waiver of such Series A Investor's rights under this Section 5(b), provided that each Series A Investor may waive its rights under this Section 5(b) prior to the expiration of the Series A Notice Period by giving written notice to the transferring Series A Investor and the Company.

                       (c) Settlement.
                           -----------

                           (i) The Closing of the Offered Stock to be purchased
by the Series B Investors and/or the non-transferring Series A Investors shall be completed within thirty (30) days of the expiration of the last applicable notice period set forth in Sections 5(a) or (b), as applicable.

                           (ii) Unless the Series B Investors or the Series A
Investors shall have purchased all of the Offered Stock pursuant to Sections 5(a) or (b), as applicable, the transferring Series A Investor may, subject to
Section 5(d), sell the Offered Stock to a Third Party Purchaser on the terms and subject to the conditions set forth in the Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within sixty (60) days of the earliest to occur of (A) the waiver by the Series B Investors and the Series A Investors of their options to purchase the Offered Stock or (B) the expiration of the Series A Notice Period or (C) the expiration of the time period set forth in Section 5(c)(i) without the closing of the purchase of the Offered Stock having taken place due to failure by the Series B Investors and/or Series A Investors to close (the earliest of such dates being referred to herein as the "Contract Date"); and provided further, that such sale shall not be consummated unless and until all of the following conditions are met:

                           (a) The transferring Series A Investor shall deliver to the Company a certificate of a Third Party Purchaser stating that (x) such Third Party Purchaser is aware of the rights of the Series B Investors and the Series A Investors contained in this Section 5 and
                                    (y) prior to the purchase by such Third
                                    Party Purchaser of any of such Offered
                                    Stock, such Third Party Purchaser shall
                                    become a party to this Agreement and agree to be bound by the terms and conditions hereof; and

                           (b) The consummation of such sale to a Third Party Purchaser shall not be subject to any conditions (other than necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act), except that it may be conditioned upon the truth as of the closing of the proposed purchase of customary representations and warranties and the delivery of stock certificates and a customary legal opinion.

                           (iii) If such sale is not consummated within sixty
(60) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no Transfer of such Offered Stock may be made thereafter by the transferring Series A Investor without again offering the same to Series B Investors and the other Series A Investors in accordance with this Section 5.

                       (d) Co-Sale Right.
                           --------------

                           (i) If a Series A Investor is Transferring stock to a
Third Party Purchaser pursuant to Section 5(c)(ii), then each Series A Investor that has not exercised the Series A Option (other than the transferring Series A Investor) shall have the right, exercisable upon written notice to such transferring Series A Investor within thirty (30) days after receipt of the Notice, to participate in such sale of Investor Stock on the same terms and conditions. To the extent one or more of the Series A Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Investor Stock that the transferring Series A Investor may sell in the transaction shall be correspondingly reduced.

                           (ii) Each non-transferring Series A Investor may sell
all or any part of that number of shares of Investor Stock equal to the product obtained by multiplying (A) the aggregate number of shares of Investor Stock covered by the Notice by (B) a fraction, the numerator of which is the number of shares of Investor Stock owned by the non-transferring Series A Investor at the time of the Transfer and the denominator of which is the total number of shares of Investor Stock owned by all the Series A Investors (other than the transferring Series A Investor) at the time of the Transfer (in each case, calculated on an as converted to Common Stock basis).

                           (iii) If any Series A Investor fails to elect to
fully participate in such transferring Series A Investor's sale pursuant to this
Section 5(d), the transferring Series A Investor shall give notice of such failure to the Series A Investors who did so elect (the "Participants"). The Participants shall have five days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, a Participant's pro rata share shall be the ratio of (x) the number of shares of Investor Stock held by such Participant to (y) the total number of shares of Investor Stock held by all the Participants (in each case, calculated on an as converted to Common Stock basis).

                           (iv) The exercise or non-exercise of the rights of
the Participants hereunder to participate in one or more sales of Investor Stock made by the transferring Series A Investor shall not adversely affect their rights to participate in subsequent sales of Investor Stock subject to this
Section 5.

                           (v) In the event the transferring Series A Investor
has not sold the Investor Stock subject to the aforementioned provisions within the time period specified in Section 5(c)(i), the transferring Series A Investor shall not thereafter sell any Investor Stock subject to the provisions of this agreement without again being subject to the rights of the Preferred Stockholders as here prescribed.

                  6. Sales by Series B Investors.

                       (a) Series B Right of First Refusal.
                           --------------------------------

                           (i) If a Series B Investor proposes to Transfer any
shares of Preferred Stock, other than pursuant to Section 3(e), 5(d) or 6(c), then such Series B Investor shall offer such shares first to the other Series B Investors, by sending written notice (the "Notice") to the other Series B Investors, with a copy to the Company, which shall state (A) the number of shares proposed to be Transferred (the "Offered Stock"), (B) the identity of the proposed transferee ("Third Party Purchaser"), (C) the proposed purchase price per share offered by the Third Party Purchaser (the "Offer Price"), and (D) the material terms and conditions upon which the proposed Transfer is to be made. Upon delivery of the Notice, such offer shall be irrevocable unless and until the rights of first offer provided for herein shall have been waived or shall have expired.

                           (ii) The other Series B Investors may elect, by
written notice to the transferring Series B Investor and the Company delivered within fifteen (15) days after the giving of the Notice pursuant to Section 6(a)(i) (the "Series B Notice Period"), to purchase any or all of the Offered Stock at a purchase price equal to the Offer Price and upon the terms and subject to the conditions set forth in the Notice (the "Series B Option"). Each non-transferring Series B Investor shall have the right to purchase that percentage of the Offered Stock determined by dividing (A) the total number of shares of Investor Stock then owned by such Series B Investor by (B) the total number of shares of Investor Stock then owned by all Series B Investors (in each case, calculated on an as converted to Common Stock basis). The Company shall, within five (5) days of the expiration of the Series B Notice Period, provide written notice to the fully participating Series B Investors indicating the number of shares of Offered Stock not elected to be purchased by the other Series B Investors (the "Company B Option Notice"). If any Series B Investor does not fully subscribe for the number of shares of Offered Stock such Series B Investor is entitled to purchase, then each other fully participating Series B Investor may elect by written notice delivered to the transferring Series B Investor and the Company within five (5) days of delivery of the Company B Option Notice to purchase that percentage of the remaining Offered Stock not so subscribed for determined by dividing (x) the total number of shares of Investor Stock then owned by such fully participating Series B Investor by (y) the total number of shares of Investor Stock then owned by all fully participating Series B Investors who elected to purchase the remaining Offered Stock (in each case, on an as converted to Common Stock basis).

                           (iii) The failure of a Series B Investor to respond
within the Series B Notice Period to the transferring Series B Investor and the Company shall be deemed to be a waiver of such Series B Investor's rights under this Section 6(a), provided that each Series B Investor may waive its rights under this Section 6(a) prior to the expiration of the Series B Notice Period by giving written notice to the transferring Series B Investor and the Company.

                       (b) Settlement.
                           -----------

                           (i) The Closing of the Offered Stock to be purchased
by the non-transferring Series B Investors shall be completed within thirty (30) days of the expiration of the last applicable notice period set forth in Sections 6(a).

                           (ii) Unless the non-transferring Series B Investors
shall have purchased all of the Offered Stock pursuant to Sections 6(a), the transferring Series B Investor may, subject to Section 6(c), sell the Offered Stock to a Third Party Purchaser on the terms and subject to the conditions set forth in the Notice; provided, however, that such sale is bona fide and made pursuant to a contract entered into within sixty (60) days of the earliest to occur of (A) the waiver by the non-transferring Series B Investors of their options to purchase the Offered Stock or (B) the expiration of the Series B Notice Period or (C) the expiration of the time period set forth in Section 6(b)(i) without the closing of the purchase of the Offered Stock having taken place due to failure by the Series B Investors to close (the earliest of such dates being referred to herein as the "Contract Date"); and provided further, that such sale shall not be consummated unless and until all of the following conditions are met:

                           (a) The transferring Series B Investor shall deliver to the Company a certificate of a Third Party Purchaser stating that (x) such Third Party Purchaser is aware of the rights of the Series B Investors contained in this
                                    Section 6 and (y) prior to the purchase by such Third Party Purchaser of any of such Offered Stock, such Third Party Purchaser shall become a party to this Agreement and agree to be bound by the terms and conditions hereof; and

                           (b) The consummation of such sale to a Third Party Purchaser shall not be subject to any conditions (other than necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act), except that it may be conditioned upon the truth as of the closing of the proposed purchase of customary representations and warranties and the delivery of stock certificates and a customary legal opinion.

                           (iii) If such sale is not consummated within sixty
(60) days of the Contract Date for any reason, then the restrictions provided for herein shall again become effective, and no Transfer of such Offered Stock may be made thereafter by the transferring Series B Investor without again offering the same to the other Series B Investors in accordance with this
Section 6.

                       (c) Co-Sale Right.
                           --------------

                           (i) If a Series B Investor is Transferring stock to a
Third Party Purchaser pursuant to Section 6(b)(ii), then each Series B Investor that has not exercised the Series B Option (other than the transferring Series B Investor) shall have the right, exercisable upon written notice to such transferring Series B Investor within thirty (30) days after receipt of the Notice, to participate in such sale of Investor Stock on the same terms and conditions. To the extent one or more of the Series B Investors exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Investor Stock that the transferring Series B Investor may sell in the transaction shall be correspondingly reduced.

                           (ii) Each non-transferring Series B Investor may sell
all or any part of that number of shares of Investor Stock equal to the product obtained by multiplying (A) the aggregate number of shares of Investor Stock covered by the Notice by (B) a fraction, the numerator of which is the number of shares of Investor Stock owned by the non-transferring Series B Investor at the time of the Transfer and the denominator of which is the total number of shares of Investor Stock owned by all the Series B Investors (other than the transferring Series B Investor) at the time of the Transfer (in each case, calculated on an as converted to Common Stock basis).

                           (iii) If any Series B Investor fails to elect to
fully participate in such transferring Series B Investor's sale pursuant to this
Section 6(c), the transferring Series B Investor shall give notice of such failure to the Series B Investors who did so elect (the "Participants"). The Participants shall have five days from the date such notice was given to agree to sell their pro rata share of the unsold portion. For purposes of this paragraph, a Participant's pro rata share shall be the ratio of (x) the number of shares of Investor Stock held by such Participant to (y) the total number of shares of Investor Stock held by all the Participants (in each case, calculated on an as converted to Common Stock basis).

                           (iv) The exercise or non-exercise of the rights of
the Participants hereunder to participate in one or more sales of Investor Stock made by the transferring Series B Investor shall not adversely affect their rights to participate in subsequent sales of Investor Stock subject to this
Section 6.

                           (v) In the event the transferring Series B Investor
has not sold the Investor Stock subject to the aforementioned provisions within the time period specified in Section 6(b)(i), the transferring Series B Investor shall not thereafter sell any Investor Stock subject to the provisions of this agreement without again being subject to the rights of the Series B Investors as here prescribed.

                  7. Non-Cash Purchase Price. Notwithstanding anything in Sections 3(b), 3(c), 4(a), 4(b), 5(a), 5(b) or 6(a) to the contrary, should the purchase price specified in the applicable Notice be payable in property other than cash or evidences of indebtedness, the Series B Investors and/or the Series A Investors, as the case may be, shall have the right to pay the purchase price in the form of cash equal in amount to the fair market value of such property. If the transferring Stockholder and the Stockholders exercising a right of first refusal hereunder cannot agree on such fair market value within five (5) days after the non-transferring Stockholder's receipt of the Notice, the valuation shall be made by an appraiser of recognized standing selected by the transferring Stockholder and the Stockholders exercising a right of first refusal hereunder or, if they cannot agree on an appraiser within ten (10) days after such receipt of the Notice, each shall select an appraiser of recognized standing and the two appraisers shall designate a third appraiser of recognized standing, whose appraisal shall be determinative of such value. The cost of such appraisal shall be shared equally by the transferring Stockholder and the exercising Stockholders, with the half of the cost borne by exercising Stockholders borne pro rata by each based on the number of shares such parties were interested in purchasing pursuant to the applicable right of first refusal. If the time for the closing of the exercising Stockholders' purchase has expired but for the determination of the value of the purchase price offered by the prospective transferee(s), then such closing shall be held on or prior to the fifth (5th) business day after such valuation shall have been made pursuant to this subsection.

                  8. Exempt Transfers. Notwithstanding the foregoing, the rights of the Preferred Stockholders and the Company shall not apply to any Transfer
(i) to the Company, (ii) by a Series B Investor to another Series B Investor or an investor in such Series B Investor, (iii) by a Founder, an Other Stockholder or a Preferred Stockholder to the ancestors, descendants or spouse or to trusts for the benefit of such persons or such Founder, Other Stockholder or Preferred Stockholder or a charitable remainder trust or (iv) by a Preferred Stockholder to an affiliate of such Preferred Stockholder; provided in each case that (x) the transferring Founder, Other Stockholder or Preferred Stockholder shall inform all the Preferred Stockholders and the Company of the Transfer prior to effecting it and (y) the Transferee shall furnish the parties hereto with a written agreement to be bound by and comply with all provisions of this Agreement (collectively, the "Permitted Transferees"). Such transferred Founder Stock, Common Stock or Investor Stock shall remain "Founder Stock," "Common Stock" or "Investor Stock" hereunder, as applicable, and such Permitted Transferee shall be treated as a "Founder," "Other Stockholder" or "Preferred Stockholder," as applicable, for purposes of this Agreement.

                  9. Legend.

                       (a) Each certificate representing shares of Founder Stock, Common Stock or Investor Stock now or hereafter owned by a Founder, Other Stockholder or Preferred Stockholder or issued to any person in connection with a transfer pursuant to Section 8 hereof shall be endorsed with the following legend:


                  "THE SALE, PLEDGE, HYPOTHECATION OR TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND CONDITIONS OF A CERTAIN STOCKHOLDERS' AGREEMENT BY AND AMONG THE CORPORATION AND THE STOCKHOLDERS OF THE CORPORATION. COPIES OF SUCH AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE CORPORATION."

                       (b) Each of the Founders, the Other Stockholders and the Preferred Stockholders agrees that the Company may instruct its transfer agent to impose transfer restrictions on the shares represented by certificates bearing the legend referred to in Section 9(a) above to enforce the provisions of this Agreement and the Company agrees to promptly do so. The legend shall be removed upon termination of this Agreement.

                  10. Bring-Along Right. In the event that Stockholders (the "Proposing Stockholders") holding stock comprising at least seventy-five percent (75%) of the Company's voting securities (the "Threshold Percent") propose to Transfer their stock to a third party (the "Offeror") pursuant to a merger, consolidation, reorganization or sale of shares, the remaining Stockholders will be required to sell their stock to such Offeror at the same price and upon the same terms and conditions as in the offer made to the Proposing Stockholders or vote in favor of the transaction, in the case of a merger, consolidation or reorganization; provided, however, that the Series B Investors shall not be required to sell their shares or vote in favor of the transaction, as applicable, unless such transaction reflects a pre-money valuation of at least $80,000,000.

                  11. Board of Directors.

                       (a) The Board of Directors of the Company shall be comprised of five directors.

                       (b) For so long as the Founder Stock constitutes at least seven percent (7%) of the outstanding capital stock of the Company and each of Shay Ben Asulin and Mati Broudo remains an employee of the Company, the holders of a majority of the Founder Stock then outstanding, voting as a class, shall have the right to designate two (2) directors (the "Founder Directors") and, in any election of directors of the Company, each of the Founders shall vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Founder Stock then owned by such Founder (or as to which such Founder then has voting power) as may be necessary to elect two (2) directors designated by the Founders. Initially, the directors designated by the Founders shall be Shay Ben Asulin and Mordecai Brudo. If the holders of a majority of the Founder Stock then outstanding no longer have the right to designate Founder Directors pursuant to this Section 11(b), the two (2) directors previously designated by the Founders shall be nominated and elected by the holders of a majority of the Common Stock (including shares of Common Stock issued or issuable upon conversion of the Preferred Stock, on an as converted basis).

                       (c) For so long as the Series A Investors shall be permitted to designate board seats pursuant to the Restated Articles, in any election of directors of the Company, each of the Series A Investors shall vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series A Preferred Stock then owned by such Series A Investor (or as to which such Series A Investor then has voting power) as may be necessary to elect one (1) director designated by the Series A Investors. Initially, the director designated by the Series A Investors shall be Dr. Michael Anghel.

                       (d) For so long as the Series B Investors shall be permitted to designate board seats pursuant to the Restated Articles, in any election of directors of the Company, each of the e-street international ag or any affiliate thereof ("e-street") and D.E.P. Technology Holdings Ltd. or any affiliate thereof ("DEP") shall vote at any regular or special meeting of stockholders (or by written consent) such number of shares of Series B Preferred Stock then owned by such Series B Investor (or as to which such Series B Investor then has voting power) as may be necessary to elect two (2) directors, one (1) designated by e-street and one (1) designated by DEP. Initially, the director designated by DEP shall be Elon Shalev and the director designated by e-street shall be Amedeo Carassai.

                       (e) Any director of the Company may be removed from the Board of Directors in the manner allowed by law and the Company's Amended and Restated Certificate of Incorporation and By-laws, and with respect to a director designated pursuant to Section 11(a), only upon the vote or written consent of the parties entitled to designate such director.

                  12. Miscellaneous.

                       (a) Governing Law. This Agreement and all acts and transactions pursuant hereto shall be governed, construed and interpreted in accordance with the laws of the State of New York, without giving effect to principles of conflicts of laws.

                       (b) Amendment. Any term of this Agreement may be amended or waived only by the written consent of (i) as to the Company, only by the Company, (ii) as to the Preferred Stockholders, by holders of more than fifty percent (50%) in interest of the Series A Preferred Stock, e-street and DEP, provided that any Preferred Stockholder may waive any of his rights hereunder without obtaining the consent of any other Preferred Stockholder and provided, further, that in the case of any provision pertaining only to the Series A Investors, such provision may be waived by the written consent of holders of more than fifty percent (50%) in interest of the Series A Preferred Stock and in the case of any provision pertaining only to the Series B Investors, such provision may be waived by the written consent of each of e-street and DEP,
(iii) as to the Founders, by holders of more than ninety-five percent (95%) in interest of the Founder Stock and (iv) as to the Other Stockholders, by holders of more than fifty percent (50%) in interest of the Common Stock (excluding the Founder Stock). Any amendment or waiver effected in accordance with clauses (i),
(ii), (iii) and (iv) of this paragraph shall be binding upon each Preferred Stockholder, the Company, the Other Stockholders and the Founders and their respective successors and assigns.

                       (c) Assignment of Rights. Except as otherwise provided in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors (including successors by merger) and permitted assigns of the parties (including transferees of any of the Founder Stock, Common Stock, Series A Preferred Stock, Series B Preferred Stock or warrants to purchase shares of Series B Preferred Stock or any Series B Preferred Stock or Common Stock issued upon conversion or exercise thereof). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                       (d) Term. This Agreement shall terminate upon the closing of a firm commitment underwritten public offering by the Company of shares of its Common Stock pursuant to a registration statement filed in the United States under the Securities Act of 1933, as amended, or a public offering effected on the London Stock Exchange, the Frankfurt Stock Exchange or the Paris Stock Exchange under applicable securities laws which results in aggregate cash proceeds to the Company of an amount equal to or greater than $20,000,000, net of underwriting discounts and commissions and a reflecting a pre-offering valuation of the Company of at least $60,000,000.

                       (e) Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified; (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the address as set forth on the signature pages hereto or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

                       (f) Effect of Change in Company's Capital Structure. Appropriate adjustments shall be made in the number and class of shares subject to any provisions of this Agreement in the event of a stock dividend, stock split, reverse stock split, combination, reclassification or like change in the capital structure of the Company.

                       (g) Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (a) such provision shall be excluded from this Agreement, (b) the balance of the Agreement shall be interpreted as if such provision were so excluded and (c) the balance of the Agreement shall be enforceable in accordance with its terms.

                       (h) Attorney Fees. In the event that any dispute among the parties to this Agreement should result in litigation, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation, such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals.

                       (i) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                       (j) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                       (k) Aggregation of Stock. All shares of the Series A Preferred Stock or Series B Preferred Stock or Founder Stock held or acquired by
(i) affiliated entities or persons or (ii) persons or entities under common investment management, shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

                       (l) Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured party for the breach of this Agreement by any party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each party hereto waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

                       (m) Entire Agreement; Superseding Effect. This Agreement and the Waiver constitute the entire agreement between and among the parties hereto pertaining to the subject matter hereof and any other written or oral agreements between and among the parties hereto pertaining thereto are expressly cancelled.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                                M-WISE, INC.



                                                By: /s/ Shay Ben-Asulin
                                                    ---------------------------
                                                    Name:  Shay Ben-Asulin
                                                    Title:

                                                    Address:



FOUNDERS:

PROTON MARKETING ASSOCIATES LLC


By:  /s/ Mati Brudo
Name:  Mati Brudo
Title:
Address:


PUTCHKON.COM LLC


By: Shay Ben-Asulin
Name:  Shay Ben Asulin
Title:
Address:


CHINESE WHISPERS LLC


By:  /s/ James Crossly
Name: James Crossly
Title:
Address:

OGEN LLC

By: Nir Frishman
Name:  Nir Frishman
Title:
Address:

By: /s/ Barak Galili
Name:  Barak Galili
Title:
Address:


STOCKHOLDERS:

CAP VENTURES LTD.

By: /s/ Dr. Michael Anghel
Name:  Dr. Michael Anghel
Title:
Address:


E-STREET INTERNATIONAL AG

By:________________________________
Name:
Title:
Address:


D.E.P. TECHNOLOGY HOLDINGS LTD.

By:________________________________
Name:
Title:
Address:


/s/ Doron Cohen
------------------------------------
Doron Cohen


/s/ Irit Cohen
------------------------------------
Irit Cohen


/s/ Yuval Horn
------------------------------------
Yuval Horn

                                   SCHEDULE A

                               SERIES A INVESTORS



                              Shares of                      Warrants for
Name and Address      Series A Preferred Stock         Series A Preferred Stock
----------------      ------------------------         ------------------------
Cap Ventures Ltd.              268,382                          56,180

                                   SCHEDULE B

                               SERIES B INVESTORS


                                                                   Series B Preferred
                                        Shares of Series B           Stock Aggregate       Warrant Aggregate
Name                                     Preferred Stock             Purchase Price          Exercise Price
----                                    ------------------         ------------------      ------------------
e-street international ag                   244,728                   $2,000,161.94            $1,000,000
D.E.P. Technology Holdings Ltd.             244,728                   $2,000,161.94            $1,000,000



                                   SCHEDULE C

                                    FOUNDERS



Name                                     Shares of Common Stock
----                                     ----------------------
Proton Marketing Associates, LLC         332,640
Putchkon.com, LLC                        258,720
Chinese Whispers, LLC                    100,800
Ogen, LLC                                147,840

                                   SCHEDULE D

                               OTHER STOCKHOLDERS

Name                                Shares of Common Stock
----                                ----------------------
Doron Cohen                         10,695
Irit Cohen                          10,695
Yuval Horn                          15,348